ING SERIES FUND, INC.

ING Domestic Equity Funds

ING Strategic Allocation Funds

ING Money Market Fund

ING Global Target Payment Fund

ING Alternative Beta Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated December 21, 2009

To the Funds’ current Class I and Class W shares’ Prospectuses

(each a “Prospectus” and collectively the “Prospectuses”)

On or about December 16, 2009, the Board of Directors of the above referenced funds approved revisions to the Funds’ list of eligible investors for Class I shares of the Funds.  Effective on or about December 21, 2009, the Funds’ Prospectuses are revised as follows:

1.                                       The section entitled “Shareholder Guide — How to Purchase Shares — Class I shares” in each of the Funds’ Prospectuses is hereby deleted and replaced with the following:

Class I Shares

The minimum initial investment for Class I shares is $250,000. Class I shares are offered at net asset value (“NAV”) without a sales charge to: (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) individuals whose accounts are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940; (vi) retirement plans affiliated with ING Groep N.V.; (vii) ING Groep N.V. affiliates for purposes of corporate cash management; (viii) other registered investment companies; and (ix) shareholders holding Class I shares of other ING Funds as of February 28, 2002, as long as they maintain a shareholder account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE